Exhibit 99.1

HILTON GRAND VACATIONS PRICES UPSIZED OFFERING OF SENIOR NOTES

ORLANDO, Fla. (May 20, 2021) – Hilton Grand Vacations Inc. (NYSE: HGV) (“HGV” or “the Company”) has priced an offering of $850 million aggregate principal amount of new 5.000% senior unsecured notes due 2029 (the “notes”) to be issued by its wholly-owned subsidiaries, Hilton Grand Vacations Borrower Escrow, LLC and Hilton Grand Vacations Borrower Escrow, Inc. (the “Offering”).

The total size of the Offering was upsized to $850 million, which represents a $175 million increase from the previously announced size of the Offering.

The notes will mature on June 1, 2029. The Offering is expected to close on June 4, 2021, subject to customary closing conditions.

The private Offering is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). Hilton Grand Vacations Borrower Escrow LLC and Hilton Grand Vacations Borrower Escrow Inc., which were created solely to issue the notes, will deposit the gross proceeds of the Offering into a segregated escrow account until the date that certain escrow release conditions are satisfied. Upon the closing of the Company’s proposed acquisition (the “Merger”) of Dakota Holdings Inc. (“Diamond”), Hilton Grand Vacations Borrower Escrow, LLC and Hilton Grand Vacations Borrower Escrow, Inc. will merge with and into Hilton Grand Vacations Borrower LLC and Hilton Grand Vacations Borrower Inc., respectively, each a wholly-owned subsidiary of the Company, and the escrow proceeds will be released. Hilton Grand Vacations Borrower LLC and Hilton Grand Vacations Borrower Inc. will thereupon assume the obligations under the notes. Upon the closing of the Merger, the notes will be guaranteed by Hilton Grand Vacations Inc., Hilton Grand Vacations Parent LLC, also a wholly-owned subsidiary of the Company, and certain of Hilton Grand Vacations Borrower LLC’s existing and future subsidiaries, including certain subsidiaries of Diamond.

On March 10, 2021, HGV announced it would acquire the timeshare operator Diamond in a stock-based transaction with an equity value of approximately $1.4 billion.

Upon the closing of the Merger and release of the net proceeds of the Offering from the escrow account (if applicable), HGV intends to use the net proceeds from the Offering to finance the repayment of certain indebtedness in connection with the Merger, with the upsized portion of the Offering expected to be used towards repayment of additional outstanding revolving credit facility borrowings.

The notes and related guarantees have not been, and will not be, registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption. The notes are being offered only to persons reasonably believed to be qualified institutional buyers under Rule 144A of the Securities Act or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the notes and related guarantees and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

About Hilton Grand Vacations

Hilton Grand Vacations Inc. (NYSE: HGV) is recognized as a leading global timeshare company. With headquarters in Orlando, Florida, Hilton Grand Vacations develops, markets and operates a system of brand-name, high-quality vacation ownership resorts in select vacation destinations. The Company also manages and operates two innovative club membership programs, Hilton Grand Vacations Club® and The Hilton Club®, providing exclusive exchange, leisure travel and reservation services for nearly 330,000 club members.

Forward-looking statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements convey management’s expectations as to HGV’s future, and are based on management’s beliefs, expectations, assumptions and such plans, estimates, projections and other information available to management at the time HGV makes such statements. Forward-looking statements include all statements that are not historical facts, including those related to the proposed Merger (defined below) and HGV’s revenues, earnings, cash flow and operations, and may be identified by terminology such as the words “outlook,” “believe,” “expect,” “potential,” “goal,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” predicts,” “intends,” “plans,” “estimates,” “anticipates” “future,” “guidance,” “target,” or the negative version of these words or other comparable words.

HGV cautions you that forward-looking statements involve known and unknown risks, uncertainties and other factors, including those that are beyond HGV’s control, that may cause its actual results, performance or achievements to be materially different from the future results. Factors that could cause HGV’s actual results to differ materially from those contemplated by its forward-looking statements include: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement HGV entered into in connection with the Merger; the inability to complete the proposed Merger due to the failure to obtain stockholder approval for the proposed Merger or the failure to satisfy other conditions to completion of the proposed Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from HGV’s ongoing business operations due to the transaction; the effect of the announcement of the proposed Merger on HGV’s relationships, operating results and business generally; the risk that the proposed Merger will not be consummated in a timely manner; exceeding the expected costs of the Merger; the material impact of the COVID-19 pandemic on HGV’s business, operating results, and financial condition; the extent and duration of the impact of the COVID-19 pandemic on global economic conditions; HGV’s ability to meet its liquidity needs; risks related to HGV’s indebtedness; inherent business risks, market trends and competition within the timeshare and hospitality industries; HGV’s ability to successfully source inventory and market, sell and finance VOIs; default rates on HGV’s financing receivables; the reputation of and HGV’s ability to access Hilton brands and programs, including the risk of a breach or termination of HGV’s license agreement with Hilton; compliance with and changes to United States and global laws and regulations, including those related to anti-corruption and privacy; risks related to HGV’s acquisitions, joint ventures, and other partnerships; HGV’s dependence on third-party development activities to secure just-in-time inventory; the performance of our information technology systems and HGV’s ability to maintain data security; regulatory proceedings or litigation; adequacy of HGV’s workforce to meet its business and operation needs; HGV’s ability to attract and retain key executives and employees with skills and capacity to meet its needs; and natural disasters or adverse geo-political conditions. Any one or more of the foregoing factors could adversely impact HGV’s operations, revenue, operating margins, financial condition and/or credit rating.

For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in HGV’s most recent Quarterly Report on Form 10-Q filed with the SEC on April 29, 2021, most recent Annual Report on Form 10-K filed with the SEC on March 1, 2021, and as may be updated from time to time in HGV’s annual reports, quarterly reports, current reports and other filings HGV makes with the SEC.

HGV’s forward-looking statements speak only as of the date of this communication or as of the date they are made. HGV disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information about the Proposed Transaction and Where to Find It

This communication may be deemed solicitation material in respect of the proposed Merger. In connection with the proposed Merger transaction, the Company has filed with the SEC a preliminary proxy statement and other documents regarding the proposed Merger, and plans to file with the SEC a definitive proxy statement as well as other documents regarding the proposed Merger. This communication does not constitute a solicitation of any vote or approval. Stockholders are urged to read the preliminary proxy statement, the definitive proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed Merger or incorporated by reference in the proxy statement because they will contain important information about the proposed Merger.

Investors may obtain free of charge the preliminary proxy statement, definitive proxy statement when it becomes available, and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnish pursuant to Section 13(a) or 15(d) of the Exchange Act are available free of charge through the Company’s website at https://investors.hgv.com/ as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed Merger can be found in the preliminary proxy statement and the other relevant documents that will be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in its definitive proxy statement for the 2021 annual meeting of stockholders filed with the SEC on Schedule 14A on March 26, 2021.

Contact

Lauren George

Director, Corporate Communications

Hilton Grand Vacations

P: 1-407-613-8431

E: lauren.george@hgv.com

Mark Melnyk

Vice President, Investor Relations

Hilton Grand Vacations

P: 1-407-613-3327

E: mark.melnyk@hgv.com